SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 2000


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-12957                  22-237286
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)             Identification)


                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (732) 980-4500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

Enzon   Announces   Schering-Plough   Reports   Results  of  Phase  III  Pivotal
PEG-INTRON(TM) PLUS REBETOL(R) Study

     Enzon, Inc. announced today that Schering-Plough Corporation reported the results of a pivotal Phase III clinical study, presented for the first time at the Presidential Plenary Session of the 51st Annual Meeting of the American Association for the Study of Liver Diseases (AASLD) in Dallas. The study showed that combination therapy with once-weekly PEG-INTRON(TM) (peginterferon alfa-2b) Injection plus daily REBETOL(R) (Ribavirin, USP) Capsules achieved a 54% rate of sustained virologic response overall in previously untreated adult patients with chronic hepatitis C. Sustained virologic response across hepatitis C virus genotypes ranged from 42% to 82% in patients receiving PEG-INTRON plus REBETOL combination therapy. When analyzed on an optimized dose/body-weight basis (>10.6 mg/kg of REBETOL daily), sustained virologic response was 61% for all genotypes, 48% for genotype 1 and 88% for genotypes 2 and 3. PEG-INTRON is a longer-acting form of INTRON A that uses proprietary PEG technology developed by Enzon. Sustained virologic response (SVR) is defined as sustained loss of detectable(1) hepatitis C virus (HCV-RNA).

     Results of the PEG-INTRON plus REBETOL study represent the largest and most complete clinical data reported to date involving peginterferon and ribavirin combination therapy. In all, PEG- INTRON was the subject of seven presentations by study investigators at AASLD.

PEG-INTRON Plus REBETOL Combination Therapy

     In an AASLD Presidential Plenary Session, study investigators presented results of a pivotal Phase III clinical study designed to establish the activity and tolerance of two dosing regimens of PEG-INTRON plus REBETOL compared to REBETRON(TM) Combination Therapy containing REBETOL (Ribavirin, USP) Capsules and INTRON(R) A (Interferon alfa-2b, recombinant) Injection, the current standard of care, in previously untreated chronic hepatitis C patients. A total of 1,530 patients from 62 sites worldwide (33 U.S., 5 Canada, 22 Europe, 2 Other) were randomized to three treatment arms:

(A) PEG-INTRON Injection 1.5 mcg/kg once weekly (QW) plus REBETOL Capsules 800 mg/daily for 48 weeks (PEG 1.5/R);
(B) PEG-INTRON 1.5 mcg/kg QW plus REBETOL 1000-1200 mg/daily for four weeks followed by PEG-INTRON 0.5 mcg/kg QW plus REBETOL 1000-1200 mg/daily for 44 weeks (Peg 0.5/R); or

----------

     (1) Defined as HCV-RNA below limit of detection using a research-based RT-PCR assay.


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


(C) INTRON A Injection 3 MIU/three times weekly plus REBETOL Capsules 1000-1200 mg/daily for 48 weeks (REBETRON).

     The demographic/disease characteristics of patients in this study were similar to those in previous Schering-Plough hepatitis C registration studies:
66% male; mean age 44 years; mean body weight 83 kg, pretreatment HCV-RNA (NGI LLQ 100 copies/ml)>2 million copies 68%; and HCV genotype 1 (68%), genotypes 2 and 3 (29%), other genotypes (3%) (InnoLipa, Innogenetics).

     Patients in the PEG 1.5/R arm achieved significantly higher SVR (54%) overall compared to patients in the REBETRON arm (47%), while patients in the PEG 0.5/R arm achieved numerically similar SVR (47%) to those receiving REBETRON. When analyzed on a dose/body-weight basis (>10.6 mg/kg of REBETOL daily), SVR was 61% overall for patients in the PEG 1.5/R arm, compared to 48% for patients in the PEG 0.5/R arm and 47% for patients in the REBETRON arm.

     Consistent with previous studies, the rates of sustained virologic response in this study were greatly influenced by genotype, with patients in the PEG 1.5/R arm with genotype 1, the predominant genotype worldwide and the most difficult to treat, achieving 42% SVR compared to 34% and 33% for patients in the PEG 0.5/R arm and REBETRON arm, respectively. When analyzed on a dose/body-weight basis (>10.6 mg/kg of REBETOL daily), patients in the PEG 1.5/R arm with genotype 1 achieved 48% SVR compared to 34% for patients in both the PEG 0.5/R arm and the REBETRON arm. Patients with genotypes 2 and 3 in these treatment arms achieved 88%, 80% and 80% SVR, respectively.

     The safety profile of both doses of PEG-INTRON plus REBETOL was similar to that for REBETRON, with no new types of adverse events observed. Discontinuation of therapy for adverse events was similar in all three treatment groups: PEG 1.5/R (14%), PEG 0.5/R (13%), REBETRON (13%), as was dose modifications, 42%, 36%, and 34%, respectively.


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


                 PEG-INTRON PLUS REBETOL PIVOTAL PHASE III STUDY

                         (Sustained Virologic Response)


---------------------------------------------------------------------------------------------
RESULTS:                         (A) PEG 1.5/R    (B) PEG 0.5/R    (C) REBETRON     A vs. C
---------------------------------------------------------------------------------------------
SVR (overall)                         54%              47%             47%          p=0.01
---------------------------------------------------------------------------------------------
SVR Genotype 1                        42%              34%             33%          p=0.02
---------------------------------------------------------------------------------------------
SVR Genotypes 2&3                     82%              80%             79%
---------------------------------------------------------------------------------------------

Optimized Weight-Based Dosing
-----------------------------
(>10.6 mg/kg/daily REBETOL*)
---------------------------------------------------------------------------------------------
SVR (overall)                         61%              48%             47%
---------------------------------------------------------------------------------------------
SVR Genotype 1                        48%              34%             34%
---------------------------------------------------------------------------------------------
SVR Genotypes 2 & 3                   88%              80%             80%
---------------------------------------------------------------------------------------------

PEG-INTRON

     Additional PEG-INTRON presentations at AASLD included a study showing that treatment with PEG-INTRON resulted in higher rates of sustained virologic response in Black and Hispanic patients compared to standard alpha interferon therapy. Another study with PEG-INTRON showed that sustained virologic response is associated with marked improvement in hepatic inflammation and fibrosis, and also showed that patients who do not achieve a sustained response, i.e. those who relapse following treatment or who are nonresponders, also show improvement in hepatic fibrosis. Study investigators suggested that further evaluation is warranted to determine whether some patients may benefit from maintenance therapy with PEG-INTRON.

     A study presented by John B. Wong, M.D., Tufts University, New England Medical Center, Boston, Mass., estimated the cost-effectiveness of PEG-INTRON plus REBETOL for a range of possible trial outcomes as compared to REBETRON Combination Therapy or no antiviral therapy. In his study, Wong concluded that if trial results suggest that PEG-INTRON plus REBETOL increases the relative rate of sustained virologic response, then 48 weeks of combination therapy with PEG-INTRON plus REBETOL should provide good value for its clinical benefit.


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


     Except for the historical information herein, the matters discussed herein include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in the Company's Form 10-K, Form 10-Qs and Form 8-K on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for expanded indications, market acceptance of and continuing demand for Enzon's products and the impact of competitive products and pricing.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 2, 2000


                                                ENZON, INC.
                                                ----------------------
                                                (Registrant)

                                        By:     /S/  KENNETH J. ZUERBLIS
                                                -------------------------
                                                Kenneth J. Zuerblis
                                                Vice President, Finance
                                                and Chief Financial
                                                Officer


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